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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): May 18, 2007

                        VASO ACTIVE PHARMACEUTICALS, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                   001-31924                  02-0670926
(State or Other Jurisdiction of   (Commission File           (I.R.S. Employer
        Incorporation)                Number)               Identification No.)


                 99 Rosewood Drive, Suite 260, Danvers, MA 01923
              (Address of Principal Executive Offices and Zip Code)

       Registrant's telephone number, including area code: (978) 750-1991

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.04. TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT OBLIGATION OR
AND OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

         On August 16, 2005, Vaso Active Pharmaceuticals, Inc. (the "Company") sold $2,500,000 in aggregate principal amount of Senior Secured Convertible Notes due May 1, 2007 (the "Notes") to independent institutional investors. As previously reported, on May 1, 2007, the Company failed to pay the principal amount outstanding under the Notes. Portside Growth and Opportunity Fund, ("Portside"), as successor in interest to one of the original independent institutional investors, Omicron Master Trust, holds a Senior Secured Convertible Note (the "Portside Note") in the outstanding principal amount of $341,616.66 (the "Principal Amount").

         On May 18, 2007, the Company received written notice (the "Notice") from Portside that an Event of Default had occurred under the Portside Note and that Portside had elected to require the Company to redeem the Portside Note at the Event Price, as defined in the Portside Note. The Event Price is equal to 115% of the outstanding principal and interest (or, if greater, 115% of the value of shares that such holder could receive upon conversion of the Portside Note, based on a five day trading average price). In addition, the default rate of interest on any unpaid amounts is 18%. The applicable Event Price as of May 18, 2007 was $396,394.89.

         To date, the Company has not received similar default notices from the other purchasers of the Notes or from Iroquois Master Fund, L.P. ("Iroquois"), a holder and collateral agent for other the purchasers of the Notes. As previously disclosed, the Company has been in discussions with representatives of Iroquois regarding the terms of a possible restructuring of these obligations, but no agreements have been reached.

FORWARD-LOOKING STATEMENT

Certain statements contained herein constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, management's beliefs and certain assumptions made by management. Readers are cautioned that any such forward-looking statements are subject to certain risks, uncertainties and assumptions that are difficult to predict. Because such statements involve risks and uncertainties, the actual ability of the Company to meet its debt obligations may differ materially from the results expressed or implied by such forward-looking statements. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Unless otherwise required by law, the Company also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made here; however, readers should review carefully reports of documents the Company files periodically with the SEC.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                           Vaso Active Pharmaceuticals, Inc.

                                           By: /s/ Joseph Frattaroli
                                               ---------------------------------
                                               Joseph Frattaroli
                                               Acting Chief Executive Officer,
                                               President and Chief Financial
                                               Officer


Dated: May 24, 2007